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                    SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): May 22, 2002

                                 ----------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                  1-4174               73-0569878
        ---------------            ------------       -------------------
        (State or other            (Commission         (I.R.S. Employer
        jurisdiction of            File Number)      Identification No.)
        incorporation)



      One Williams Center, Tulsa, Oklahoma                    74172
    ----------------------------------------                ----------
    (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events.

           On May 22, 2002, The Williams Companies, Inc. (NYSE:WMB) filed its response to the Federal Energy Regulatory Commission's inquiry demonstrating that it did not engage in Enron-style trading strategies as described in the commission's inquiry.


Item 7. Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams' press release dated May 22, 2002, publicly announcing the matters reported herein.

           Exhibit 99.2 Copy of Williams' responses to the Federal Energy Regulatory Commission Staff's data request of Williams Energy Marketing & Trading Company.



           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE WILLIAMS COMPANIES, INC.


Date: May 22, 2002                     /s/ Suzanne H. Costin
                               ---------------------------------------------
                               Name:  Suzanne H. Costin
                               Title: Corporate Secretary



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INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------


99.1 Copy of Williams' press release dated May 22, 2002, publicly announcing the matters reported herein.

99.2 Copy of Williams' responses to the Federal Energy Regulatory Commission Staff's data request of Williams Energy Marketing & Trading Company.